EXHIBIT 10.1
Fifth Amendment
Dated as of April 24, 2009
to
Second Amended and Restated Receivables Loan Agreement
     This Fifth Amendment (the “Amendment”), dated as of April 24, 2009, is entered into among BWA Receivables Corporation (the “Borrower”), BorgWarner Inc. (“BWI” and in its capacity as Collection Agent, the “Collection Agent”), Windmill Funding Corporation, a Delaware corporation (“Windmill”), the Bank listed on the signature page hereof (the “Bank”) and The Royal Bank of Scotland plc, (successor to ABN AMRO Bank N.V.), as agent for Windmill, and the Bank (the “Agent”).
     Reference is hereby made to that certain Second Amended and Restated Receivables Loan Agreement, dated as of December 6, 2004 (as amended, supplemented or otherwise modified through the date hereof, the “Loan Agreement”), among the Borrower, the Collection Agent, Windmill, the Bank and the Agent. Terms used herein and not otherwise defined herein which are defined in each Amended Agreement or the other Transaction Documents (as defined in the Loan Agreement) shall have the same meaning herein as defined therein.
     The parties hereto hereby acknowledge that pursuant to that certain Omnibus Assignment and Assumption Agreement dated as of October 1, 2008 ABN AMRO Bank N.V. has assigned all of its rights and obligations under the Transaction Documents as Liquidity Provider, Committed Lender and Bank and has resigned in its capacity as Agent and The Royal Bank of Scotland plc has accepted such assignment and assumed all of the duties of ABN AMRO Bank N.V. under the Transaction Documents in its various capacities and agreed to act in the capacity of Agent under the Transaction Documents.
     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
     Section 1. Upon execution by the parties hereto in the space provided for that purpose below, the Loan Agreement shall be, and it hereby is, amended as follows:
     (a) The date “April 24, 2009” appearing in clause (iv) of the defined term “Bank Termination Date” appearing in Article I to the Loan Agreement is deleted and replaced with the date “April 27, 2009”.
     (b) The date “April 24, 2009” appearing in clause (i) of the defined term “Loan Amortization Date” appearing in Article I of the Loan Agreement is deleted and replaced with the date “April 27, 2009”.
     Section 2. This Amendment shall become effective as of the date first stated above once the Agent has received executed counterparts hereof from each of the parties hereto.
     Section 3. The Loan Agreement, as amended and supplemented hereby or as contemplated herein, and all rights and powers created thereby and thereunder or under the other Transaction Documents (as defined in the Loan Agreement) and all other documents executed in connection therewith, are in all respects ratified and confirmed. From and after the date hereof, the Loan Agreement shall be amended and supplemented as herein provided, and, except as so amended and supplemented, the Loan Agreement, each of the other Transaction Documents and all other documents executed in connection therewith shall remain in full force and effect.
     Section 4. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one instrument.
     Section 5. This Amendment shall be governed and construed in accordance with the internal laws of the State of Illinois.
     Section 6. The Borrower agrees to pay on the date hereof all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the outstanding legal fees of Chapman and Cutler LLP.
[Signature Pages to Follow]

     In Witness Whereof, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

The Royal Bank of Scotland plc, as the Agent and as a Bank

By: RBS Securities Inc., as agent

By:

Name:

Title:

Windmill Funding Corporation

By:

Name:

Title:

BWA Receivables Corporation

By:

Name:

Title:

BorgWarner Inc.

By:

Name:

Title: